SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: September 4, 1998




                                 Giant Food Inc.
             (exact name of registrant as specified in its charter)




    Delaware                      1-4434                     53-0073545
 (State or other                 (Commission                 (I.R.S. Employer
   jurisdiction                  File Number)               Identification No.)
 of incorporation)




                   6300 Sheriff Road, Landover, Maryland 20785
                    (address of principal executive offices)




 Registrant's telephone number, including area code: (301) 341-4100



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Item 5. Other Events.

         Koninklijke Ahold N.V. ("Royal Ahold") has requested registrant to furnish it with a more detailed breakdown of registrant's unaudited financial information for the 24-week periods ended August 15, 1998 and August 9, 1997 than appeared in registrant's press release dated September 1, 1998. Registrant understands that Royal Ahold intends to use the information in connection with its preparation of an amendment to Royal Ahold's Form F-3 registration statement relating to a financing in connection with its acquisition of registrant. A copy of the information furnished to Royal Ahold is filed herewith.

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                                 GIANT FOOD INC
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                ($ in Thousands)



                                                                                      Current               Prior Year
     Assets                                                                          08/15/98                 08/09/97
                                                                                     --------                 --------
Cash and Cash Equivalents                                                             $47,480                  $31,471
Short Term Investments                                                                192,975                  142,262
Inventories (FIFO)                                                                    347,732                  339,310
    LIFO Provision                                                                     94,943                   91,778
                                                                                       ------                   ------
Inventories (LIFO)                                                                    252,789                  247,532
Accounts Receivable                                                                    64,856                   59,520
Other Current Assets                                                                   25,856                   33,393
                                                                                       ------                   ------
Total Current Assets                                                                  583,956                  514,178

Property, Plant and Equipment                                                       1,558,037                1,528,045
    Accum depreciation                                                                718,811                  690,428
                                                                                      -------                  -------
Property, Plant and Equipment (Net)                                                   839,226                  837,617
Property under Capital Leases                                                         194,481                  182,850
    Accum amortization                                                                 80,918                   74,066
                                                                                       ------                   ------
Property under Capital Leases (Net)                                                   113,563                  108,784
Other Assets                                                                           17,601                   23,371
                                                                                       ------                   ------
Total Assets                                                                       $1,554,346               $1,483,950
                                                                                   ==========               ==========
     Liabilities & Shareholders' Equity
Account Payables                                                                     $249,190                 $229,494
Current portion Notes & Mortgages                                                       1,951                    6,861
Current portion Capital Leases                                                          7,173                    6,083
Other Current Liabilities                                                             105,548                   96,365


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Long Term Notes & Mortgages                                                            25,566                   37,518
Long-term - Obligations under Capital Leases                                          152,989                  147,623
Deferred taxes                                                                         22,368                   12,708
Accrued insurance claims                                                               34,334                   37,482
Other long-term liabilities                                                            31,123                   32,913

Common Stock                                                                           60,506                   60,257
Capital in excess of par                                                                7,534                    2,415
Net unrealized (loss) on investments                                                     (128)                    (399)
Treasury stock                                                                         (1,766)                  (3,576)
Retained earnings                                                                     857,958                  818,206
                                                                                      -------                  -------
Total Liabilities and Equity                                                       $1,554,346               $1,483,950
                                                                                   ==========               ==========



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                                 GIANT FOOD INC
                    CONDENSED CONSOLIDATED SALES AND EARNINGS
                                ($ in Thousands)


                                                             24 WKS                               24 WKS
                                                             08/15/98                             08/09/97
Sales                                                       $1,947,304                           $1,863,718
LIFO Charge                                                      1,710          0.09%                 1,770        0.09%
Cost of Goods Sold (FIFO)                                    1,371,376         70.42%             1,341,197       71.96%
                                                             ---------         ------             ---------       ------
Gross Profit                                                   574,218         29.49%               520,751       27.94%
Operating Expenses1                                            515,365         26.47%               486,330       26.09%
                                                               -------         ------               -------       ------
Operating Income                                                58,853          3.02%                34,421        1.85%
Capital Lease Adjustment                                        (7,289)        -0.37%                (6,916)      -0.37%
Interest Exp/Notes                                               1,257          0.06%                 1,232        0.07%
Interest Exp/Leases                                              7,937          0.41%                 7,612        0.41%
Interest Income                                                 (5,272)        -0.27%                (4,696)      -0.25%
                                                                -------        ------                -------      ------
 Net Interest Expense                                            3,922          0.20%                 4,148        0.22%
Pre Tax Income                                                  62,220          3.20%                37,189        2.00%
Taxes                                                           23,475          1.21%                14,636        0.79%
                                                                ------          -----                ------        -----
Net Income                                                      38,745          1.99%               $22,553        1.21%
                                                                ======          =====               =======        =====

Earnings per share:
       Basic                                            $          .64                     $            .38
                                                         =============                      ===============
       Diluted                                          $          .64                     $            .38
                                                        ==============                      ===============

--------
       1 "In connection with the sale of Giant Food, Giant Food will incur investment banking fees of approximately $13.5 million. Giant Food will expense such fees upon receiving FTC approval for its sale."

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                                   Signatures


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            GIANT FOOD INC.



September 4, 1998                           By: /s/ Mark H. Berey
                                               ------------------
                                               Mark H. Berey
                                               Senior Vice President, Treasurer,
                                               Chief Financial Officer

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